EXHIBIT 10.2

                                    AGREEMENT
                                    ---------

         THIS AGREEMENT is executed effective the 29th day of June, 2006, by and among QUEST MINERALS & MINING CORP., a Utah corporation ("Quest"), GWENCO, INC., a Kentucky corporation ("Gwenco"), QUEST ENERGY, LTD., a Kentucky corporation ("QEL"), and GREENWOOD PARTNERS, LP, a Pennsylvania limited partnership ("Greenwood").

                                R E C I T A L S:

         WHEREAS, pursuant to that certain Unit Purchase Agreement (the "Unit Agreement") dated as of February 22, 2005, Quest issued to Greenwood (i) a 7% senior secured convertible promissory note due March 31, 2006 in the aggregate principal amount of $100,000 (the "Unit Note"), and (ii) a Series A Warrant (the "Series A Warrant") to purchase (a) up to 600,000 shares of Quest common stock, par value $0.001 per share ("Common Stock") and (b) a Series B Warrant (the "Series B Warrant") to purchase up to an additional 600,000 shares of Common Stock;

         WHEREAS, on April 15, 2005, Quest and Greenwood entered into that certain Financial Advisory Agreement (the "Advisory Agreement") pursuant to which Greenwood agreed to provide Quest, on a best efforts basis, certain financial advisory and consulting services in exchange for the issuance of 10 Units (the "Advisory Units");

         WHEREAS, pursuant to the Advisory Agreement, Quest issued to Greenwood
(i) a series of 7% senior secured convertible promissory note due April 18, 2006 in the aggregate principal amount of $250,000 (the "Advisory Unit Notes"), and
(ii) Series A Warrant (the "Advisory Series A Warrants") to purchase (a) up to 1,500,000 shares of Common Stock and (b) a Series B Warrant to purchase up to an additional 1,500,000 shares of Common Stock;

         WHEREAS, pursuant to the Unit Agreement, Quest issued to Greenwood (i) a series of 7% senior secured convertible promissory note due April 18, 2006 in the aggregate principal amount of $100,000 (the "April Unit Notes"), and (ii) Series A Warrant (the "April Series A Warrants") to purchase (a) up to 600,000 shares of Common Stock and (b) a Series B Warrant to purchase up to an additional 600,000 shares of Common Stock;

         WHEREAS, in connection with the Unit Agreement, Quest and Greenwood entered into that certain Registration Rights Agreement dated as of February 22, 2005 (the "Unit Registration Rights Agreement") pursuant to which Quest agreed to register the shares of Common Stock issuable to Greenwood upon conversion of the Unit Notes, exercise of the Series A Warrants, and exercise of the Series B Warrants;

         WHEREAS, Greenwood contends that Quest is currently in default under the Unit Agreement, the Unit Registration Rights Agreement, and the Advisory Agreement;

         WHEREAS, Quest contends that Greenwood is currently in default under the Advisory Agreement;

         WHEREAS, Quest and Greenwood wish to settle and resolve all disputes arising under the Unit Agreement and the Advisory Agreement (collectively, the "Prior Financings"), and any and all documents related thereto (collectively, the "Prior Financing Documents").

         NOW, THEREFORE, in consideration of the mutual agreements between the parties, it is agreed as follows:

1. RESTRUCTURE. Pursuant to this Agreement, the parties agree to a complete restructuring of the obligations under the Prior Financing Documents thereunder, all to be effectuated through the issuance of amended and restated instruments, new instruments, and common stock. This Agreement together with all notes, security agreements, mortgages, guaranties, securities and other documents and instruments executed to effectuate this Agreement shall be referred to hereafter as the "Restructure Documents."

2. CLOSING. Subject to all of the terms and conditions set forth in this Agreement being satisfied, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the Quest's counsel on such date, at such place and at such time (the "Closing Date") within two (2) business days after the satisfaction or waiver of the last of the conditions set forth in Sections 8 and 9 and hereof as shall be determined by the mutual consent of the parties hereto.

3. UNIT AGREEMENT RESTRUCTURING. In accordance with the terms of this Agreement, Quest and Greenwood shall restructure all obligations under the Unit Agreement (and all related documentation) as follows:

         3.1. Cancellation of Five Advisory Units. At Closing, five (5) Advisory Units (which shall include (i) Advisory Unit Notes in the aggregate principal amount of $125,000, and (ii) Advisory Series A Warrants to purchase (a) up to 750,000 shares of Common Stock and (b) Series B Warrants to purchase up to an additional 750,000 shares of Common Stock) will be cancelled and of no further force and effect. Subsequent to the cancellation contemplated hereby, Greenwood will continue to own five (5) Advisory Units.

         3.2. Issuance of Quest Common Stock. Contemporaneously with the execution of this Agreement, Quest will issue to Greenwood share certificates representing: (i) 650,000 shares of Common Stock per Greenwood's exercise of all remaining Series A Warrants to purchase 1,950,000 shares of Common Stock in full on a cashless basis (the "Series A Warrant Shares"), and (ii) 216,667 shares of Common Stock per Greenwood's exercise of all remaining Series B Warrants to purchase 650,000 shares of Quest Common Stock (the "Series B Warrant Shares"). The issuances of Common Stock under this Section 3.2 will constitute full and complete performance by Quest to Greenwood under the remaining Series A and Series B Warrants.

         3.3. Amended and Restated Unit Notes. At Closing, Quest will sign an amended and restated Unit Note (the "Amended and Restated Unit Notes") in form and substance and payable on the terms approved by Greenwood in the aggregate principal amounts of

                  $100,000, $125,000, and $100,000, respectively, in favor of
                  Greenwood, which notes shall be payable on or before February 22, April 15, and April 18, 2007, respectively. The Amended and Restated Unit Notes will initially be convertible into Common Stock ("Unit Conversion Shares") at a rate of $.075 per share; provided, however, that, in the event that the Market Price (as defined herein) of Common Stock is less than $0.10 for ten (10) consecutive trading days, the conversion price will be reduced to $0.05 per share; provided, further, that if the Market Price of Common Stock is less $0.05 for ten (10) consecutive trading days, the conversion price will become the lesser of (i) $0.05 per share and (ii) 70% of the average of the 5 closing bid prices of Quest's common stock immediately preceding such conversion date. In the event that the Market Price of the Common Stock is less than $0.01 for ten (10) consecutive trading days, the Amended and Restated Unit Notes will become immediately due and payable. "Market Price" shall mean the average of the closing bid prices of the Common Stock as reported by Bloomberg LP for the principal securities exchange or trading market for Common Stock. The conversion price of the Amended and Restated Unit Note will be subject to proportional adjustment for stock splits, stock dividends, recapitalizations, and the like.

         3.4. Termination of Advisory Agreement. Each of Greenwood and Quest agree that as of Closing, all of the provisions contained in the Advisory Agreement shall be terminated and of no further force and effect, and no further obligation shall be owed by Greenwood under that Agreement. In addition, each of Greenwood and Quest hereby waive any and all right to any claims or damages previously incurred under the Advisory Agreement due to any default or breach of the other party thereunder.

         3.5. Termination of Unit Agreement. Each of Greenwood and Quest agree that as of Closing, all of the provisions contained in the Unit Agreement shall, solely as to Greenwood, be terminated and of no further force and effect. In addition, Greenwood hereby waives any and all right to any claims or damages previously incurred under the Unit Agreement due to Quest's default thereunder, including any defaults under the Unit Registration Rights Agreement.

         3.6. Termination of Unit Registration Rights Agreement. Each of Greenwood and Quest agree that as of Closing, all of the provisions contained in the Unit Registration Rights Agreement shall, solely as to Greenwood, be terminated and of no further force and effect. In addition, Greenwood hereby waives any and all right to any Liquidated Damages previously incurred under the Unit Registration Rights Agreement due to Quest's default thereunder.

4.       Intentionally Omitted.
         ---------------------

5. SECURITY. The performance of all covenants and agreements contained in this Agreement and in the other documents executed or delivered as a part of this transaction and the payment of the notes and all renewals, amendments and modifications thereof shall continue to be secured under the following previously executed documents: (i) Amended and Restated Security Agreement, dated as of May 16, 2005 by and between Quest, Gwenco, QEL and ANC Group, Inc. (the "Security Agreement"); and (ii) Term Loan Guaranty and Leasehold Mortgage, Assignment of Leases and Subleases, Security Agreement and Fixture Filing dated as of May 16, 2005 by Gwenco, Inc. to ANC Group, Inc. (the "Mortgage").

6.       SALES PURSUANT TO RULE 144.
         --------------------------

         6.1. Restrictions on Sale. Greenwood agrees that until February 14, 2008, Greenwood and its affiliates shall not make any Net Sales (as defined below) of Common Stock held by it on any single day during such period, a number of shares of Common Stock in excess of 30% of the five day daily trading volume of the Common Stock (as reported by Bloomberg Financial Markets (or any successor thereto)) on each day immediately preceding such sale. "Net Sales" means, with respect to any date of determination, the difference of (A) the number of shares of Common Stock sold, including by way of short sales, or otherwise transferred or disposed of, directly or indirectly, on such date of determination by Greenwood and its affiliates minus (B) the number of shares of Common Stock purchased, directly or indirectly, on such date of determination by Greenwood and its affiliates.

         6.2. Rule 144. Quest shall file the reports required to be filed by it under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as Greenwood may reasonably request, all to the extent required from time to time to enable Greenwood to sell share of Common Stock held by it without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request by Greenwood, Quest shall deliver to such holder a written statement as to whether Quest has complied with such requirements. In addition, if any shares of Common Stock issuable under this Agreement, the Series A Warrants, the Series B Warrants, or the Amended and Restated Unit Note, may be resold in the absence of an effective registration thereof under the Securities Act pursuant to Rule 144, then upon the request by Greenwood, Quest shall deliver, at no cost to Greenwood, to such holder an opinion of Quest's counsel to that effect; provided, however, that Quest's obligation to deliver such an opinion shall be conditioned upon Quest's receipt of such documentation as Quest reasonably requests, which shall include, but not be limited to, Greenwood's trading records and/or confirmations to confirm that Greenwood has not violated sales volume restrictions set forth in
                  Section 6.1.

         6.3. Holding Period. Quest agrees and stipulates that, for purposes of Rule 144 of the Securities Act of 1933, as amended, any shares of common stock issuable upon (i) conversion of $100,000 in principal amount, and any accrued interest thereon, under the Amended and Restated Unit Note are deemed to have been acquired by Greenwood on February 22, 2005, the date on which the Greenwood initially loaned $100,000 to Quest pursuant to the Unit Note, pursuant to Rule 144(d)(3)(ii) of the Securities Act; (ii) conversion of $125,000 in principal amount, and any accrued interest thereon, under the Amended and Restated Unit Note are deemed to have been acquired by

                  Greenwood on April 15, 2005, the date on which the Greenwood initially provided services under the Advisory Agreement, pursuant to Rule 144(d)(3)(ii) of the Securities Act; (iii) conversion of $100,000 in principal amount, and any accrued interest thereon, under the Amended and Restated Unit Note are deemed to have been acquired by Greenwood on April 18, 2005, the date on which the Greenwood initially loaned $100,000 to Quest pursuant to the Unit Note, pursuant to Rule 144(d)(3)(ii) of the Securities Act; (iv) upon cashless exercise of the Series A Warrant or Series B Warrant are deemed to have been acquired on February 22, 2005, the date on which the Series A Warrant was issued, pursuant to Rule 144(d)(3)(ii) of the Securities Act; (v) upon cashless exercise of the Advisory Series A Warrant or Advisory Series B Warrant are deemed to have been acquired on April 15, 2005, the date on which the Advisory Series A Warrant was issued, pursuant to Rule 144(d)(3)(ii) of the Securities Act; and (vi) upon cashless exercise of the April Series A Warrant or April Series B Warrant are deemed to have been acquired on April 18, 2005, the date on which the Series A Warrant was issued, pursuant to Rule 144(d)(3)(ii) of the Securities Act.

7. RELEASES. The parties agree that the following releases will be delivered at the Closing of the transactions contemplated herein:

         7.1. Greenwood. Greenwood, on behalf of it itself and its subsidiaries, affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as any respective heirs, personal representatives, successors and assigns of any and all of them (the "Greenwood Parties"), hereby releases, acquits, and discharges Quest and its subsidiaries (including, but not limited to, QEL and Gwenco), affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as any respective heirs, personal representatives, successors and assigns of any and all of them (the "Quest Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, duress and usury, which the Greenwood Parties ever had, now have, or might hereafter have against the Quest Parties which arise out of or relate to the Prior Financings, except to the extent that the Prior Financings are specifically amended and restated herein and provision for payment is specifically made herein, in the Amended and Restated Unit Notes, or any other document, instrument, agreement, or other papers issued, executed, or delivered pursuant hereto.

         7.2. QUEST. Quest, Gwenco, and QEL, on behalf of themselves and the Quest Parties, hereby release, acquit, and discharge the Greenwood Parties from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, duress and usury, which the Quest Parties ever had, now have, or might hereafter have against the Greenwood Parties which arise out of or relate to the Prior Financings, except to the extent that the Prior Financings are specifically amended and restated herein and provision for payment is specifically made herein, in the Amended and Restated Unit Notes, or any other document, instrument, agreement, or other papers issued, executed, or delivered pursuant hereto.

8. CONDITIONS OF CLOSING BY INVESTOR. The obligation of Greenwood to perform this Agreement is subject to the continued performance by Quest of the following conditions subsequent:

         8.1. Restructure Documents. The Restructure Documents and all other instruments and documents incidental to the transactions contemplated hereby shall have been duly executed, acknowledged (where appropriate), and delivered to Greenwood by Quest, all in form and substance satisfactory to Greenwood on or before June 29, 2006.

         8.2. Authority. Greenwood shall have received a certificate of incorporation, certificate of good standing, a certified copy of the bylaws and certified copies of corporate resolutions and other documents reasonably required to authorize the execution, delivery and performance of the Restructure Documents by Quest, QEL, and Gwenco, all in form and substance satisfactory to the Greenwood.

         8.3. Representations and Warranties. The representations and warranties of Quest set forth in this Agreement shall be true and correct on and as of Closing.

         8.4.     Deliveries. Quest shall have delivered the following to
                  Greenwood:

                  8.4.1.   Notes. The Amended and Restated Unit Notes;

                  8.4.2. Common Stock. The certificates representing the Series A Warrant Shares and Series B Warrant Shares in definitive form and registered in the name of Investor pursuant to Section 3.3;

                  8.4.3. Resolutions. Copies of resolutions of the board of directors of Quest authorizing the execution, delivery and performance of the Restructure Documents by Quest;

                  8.4.4. Articles and Certificate. A copy of the articles of incorporation of Quest, QEL, and Gwenco, and a certificate of good standing as to Quest issued by the secretary of state of Utah;

                  8.4.5. Instruction Letter. An irrevocable letter of instruction to Quest's transfer agent regarding the issuance of Common Stock issuable under this Agreement, the Series A Warrants, the Series B Warrants, and the Amended and Restated Unit Notes, in form and substance satisfactory to Greenwood.

                  8.4.6. Current Report on Form 8-K. A form of current report on Form 8-K disclosing the execution of this Agreement and the terms hereof, which Quest shall file with the SEC within four (4) business days of the Closing.

9. CONDITIONS OF CLOSING BY QUEST. The obligations of Quest to perform this Agreement and consummate the transactions contemplated hereby, is subject to the performance by Greenwood of each of the following conditions subsequent:

         9.1. Restructure Documents. The Restructure Documents and all other instruments and documents incidental to the transactions contemplated hereby shall have been duly executed, acknowledged (where appropriate), and delivered to Quest by Greenwood, all in form and substance satisfactory to Quest.

         9.2. Authority. Quest shall have received certified copies of corporate resolutions and other documents reasonably required to authorize the execution, delivery and performance of the Restructure Documents by Greenwood, all in form and substance satisfactory to the Quest.

         9.3. Representations and Warranties. The representations and warranties of Greenwood set forth in this Agreement shall be true and correct on and as of Closing.

         9.4. Deliveries. Greenwood shall have delivered the following to the Quest:

                  9.4.1.   Notes. The original executed Unit Note(s).

                  9.4.2. Warrants. The original executed Advisory Series A Warrants and Series B Warrants;

                  9.4.3. Resolutions. Copies of resolutions of the managing partner of Greenwood authorizing the execution, delivery and performance of the Restructure Documents by Greenwood.

10. REPRESENTATIONS AND WARRANTIES OF QUEST COMPANIES. To induce Greenwood to enter into this Agreement and, Quest, QEL, and Gwenco (collectively, the "Quest Companies") represent and warrant to Greenwood that:

         10.1. Existence and Power. Each Quest Company is a corporation duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation and is authorized and qualified to do business in each state where, because of the nature of the activities or assets, such qualification is required, except those states where failure to so qualify will not have a material adverse effect; each Quest Company has adequate authority, power and legal right to enter into, execute, deliver and perform the terms of the Restructure Documents, to borrow money and to give security for borrowings as contemplated by the Restructure Documents and to consummate the transactions contemplated thereby, and in doing so, no Quest Company will violate any law or the provisions of any articles, charter or bylaws. The Restructure Documents, upon their execution and delivery, will constitute valid, legal and binding obligations of each Quest Company, enforceable in accordance with their terms, subject only to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights.

         10.2. Full Disclosure. Neither this Agreement, the other Restructure Documents nor any statement or documents referred to herein or delivered to Greenwood by the Quest Companies, or any other party on their behalf contains any untrue statement or omits to state a material fact necessary to make the statements herein or therein not misleading.

         10.3.    SEC Reports and Financial Statements.
                  ------------------------------------

                  10.3.1. Quest has delivered or made available to Greenwood accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission ("SEC") since January 1, 2004 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the "SEC Reports"). All statements, reports, schedules, forms and other documents required to have been filed by Quest with the SEC have been so filed. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  10.3.2. Except for the pro forma financial statements, the consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of Quest and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

         10.4. Liens. The Collateral (as defined in the Security Agreement) has been duly and validly assigned, delivered and pledged by Quest under the Security Agreement, and the Security Agreement, together with such assignment, delivery and pledge, creates a valid security interest in the Collateral.

         10.5. Leases. Within thirty days of the Closing, Gwenco shall deliver to Greenwood true and correct copies of all leases described in the Mortgage (the "Leases"). Except as set forth on Schedule 10.5 hereto (which the Quest Companies may supplement or amend currently with the delivery of the Leases), the Leases are legal, valid, binding, and in full force and effect and enforceable by Gwenco in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles.

         10.6. Survival of Representations. All representations and warranties made by Quest herein will survive the Closing, and any investigation at any time made by or on behalf of Greenwood will not diminish Greenwood's right to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of Quest under or pursuant to this Agreement or in connection with the transactions contemplated hereby will constitute representations and warranties made by Quest hereunder.

11. REPRESENTATIONS AND WARRANTIES OF GREENWOOD. To induce Quest to enter into this Agreement, Greenwood represents and warrant to Quest that:

         11.1. Existence and Power. Greenwood is and will continue to be a limited partnership duly formed and validly existing in good standing under the laws of Pennsylvania and is authorized and qualified to do business in each state where, because of the nature of the activities or assets, such qualification is required, except those states where failure to so qualify will not have a material adverse effect; Greenwood has adequate authority, power and legal right to enter into, execute, deliver and perform the terms of the Restructure Documents and to consummate the transactions contemplated thereby. The Restructure Documents, upon their execution and delivery, will constitute valid, legal and binding obligations of Greenwood, enforceable in accordance with their terms, subject only to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights.

         11.2. Information on Subscriber. Greenwood is, and will be at the time of the conversion of the Amended and Restated Unit Note, an "accredited investor", as such term is defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Greenwood to utilize the information made available by the Quest to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Greenwood has the authority and is duly and legally qualified to purchase and own the Amended and Restated Unit Note, Series A Warrant Shares, the Series B Warrant Shares, and the Unit Conversion Shares (collectively, the "Securities"). Greenwood is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

         11.3. Purchase of Securities. On the Closing Date, Greenwood will acquire the Amended and Restated Unit Notes as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

         11.4. Compliance with Securities Act. Greenwood understands and agrees that the Securities have not been registered under the Securities Act of 1933, as amended or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act of 1933, as amended (based in part on the accuracy of the representations and warranties of Greenwood contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act of 1933, as amended or any applicable state securities laws or is exempt from such registration.

         11.5. Shares Legend. The Series A Warrant Shares, the Series B Warrant Shares, and the Unit Conversion Shares, shall bear the following or similar legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         11.6.    Intentionally Omitted.
                  ---------------------

         11.7. Note Legend. The Amended and Restated Unit Note shall bear the following legend:

                  "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         11.8. Communication of Offer. The offer to sell the Securities was directly communicated to the Greenwood by Quest. At no time was Greenwood presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

         11.9. Restricted Securities. Greenwood understands that the Securities have not been registered under the Securities Act of 1933, as amended and Greenwood will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the Securities Act of 1933, as amended

         11.10. No Governmental Review. Greenwood understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

12.      MISCELLANEOUS. It is further agreed as follows:

         12.1. Non-disparagement. The Quest Parties hereby agree not to disparage, portray in a negative light, or take any action that is intended to disparage or portray in a negative light the Greenwood Parties, whether such disparagement, portrayal, communication or action is made publicly or privately, including without limitation, in any and all interviews, oral statements, written materials, electronically-displayed materials, and materials or information displayed on Internet-related sites. Similarly, the Greenwood Parties will not disparage, portray in a negative light, or take any action that is intended to disparage or portray in a negative light the Quest Parties, whether such disparagement, portrayal, communication or action is made publicly or privately, including without limitation, in any and all interviews, oral statements, written materials, electronically-displayed materials, and materials or information displayed on Internet-related sites. Notwithstanding anything in this
                  Section 12.1 to the contrary, neither party to this Settlement Agreement will be prevented from making statements required by law or that such person is advised by counsel should be made or are appropriate to make in any proceeding to which such person is a party and which such person believes are truthful and are supportable by evidence, including complying with any court order, subpoena, or government investigation, or from complying with the requirements of any applicable law or common law duty.

         12.2. Remedies upon Default/Liquidated Damages. Notwithstanding anything in the Amended and Restated Unit Note to the contrary, the Amended and Restated Unit Note shall become immediately due and payable upon material breach of any the terms of this Agreement or any documents executed in connection herewith. In addition, if any Quest Party should unreasonably refuse to honor its obligations under this Agreement or any of the related documents executed in connection herewith, then Greenwood, and each other person (each a "Settling Investor" and collectively the "Settling Investor") who purchased Units and who enters into a settlement agreement substantially identical in general terms to this Agreement, shall be, in the aggregate, entitled to $100,000, as liquidated damages ("Liquidated Damages"); such Liquidated Damages to be in addition to the amounts payable under the Amended and Restated Unit Notes (or if higher, the value of the securities issuable upon conversion thereof). The $100,000 shall be distributed pro-rata to the Settling Investors based on the amounts of their respective investments in the Units.

         12.3. Recitals. The recitals are hereby acknowledged by the parties to be true and correct and are adopted and incorporated herein as material terms of this Agreement.

         12.4. Hold Harmless. Each party hereby agrees to indemnify and hold any other party to this Agreement harmless from all liability, loss, damage or expense, including reasonable attorney's fees, whether incurred under retainer, salary or otherwise, that such party may incur in good faith in compliance with or the enforcement of the terms of this Agreement or any of the Restructure Documents.

         12.5. Supersession. It is agreed and understood between Quest and Greenwood that: (a) except to the extent the Prior Financing Documents are amended hereby, at and after the Closing, the Prior Financings will remain in full force and effect; and (b) the execution of this Agreement will not discharge, interrupt, impair, abate or otherwise modify the priority or the validity of any lien or security interest securing payment of the indebtedness evidenced by the Prior Financing Documents.

         12.6. Notices. All notices, requests and demands will be served by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing written confirmation at substantially the same time as such rapid transmission, as follows:

                  Quest-                    Quest Minerals & Mining Corp.
                                            18B 5th Street
                                            Paterson, NJ 07524
                                            Telephone:  (973) 684-0075
                                            Attn: Eugene Chiaramonte, Jr.
                                            Fax:  (973) 684-8009

                  With a copy to-           Spectrum Law Group, LLP
                                            1900 Main Street, Suite 125
                                            Irvine, CA 92614
                                            Attn:  Marc A. Indeglia, Esq.
                                            Fax:  (949) 851-5940

                  Greenwood         -       Greenwood Partners, LP
                                            The Pavilion, Suite 424
                                            261 Old York Road
                                            Jenkintown PA 19046
                                            Attn:  Greg Greenberg
                                            Fax:  (215) 886-5487

                  With a copy to -          Cozen O'Connor
                                            1627 I Street, NW Suite 1100
                                            Washington, DC  20006
                                            Attn:  Ralph DeMartino, Esq.
                                            Fax:  (866) 741-8182

                  or at such other address as any party designates for such purpose in a written notice to the other parties. Notices will be deemed to have been given on the date notice is sent by rapid transmission or three business days after notice is placed in the mail, properly addressed, postage prepaid.

         12.7. Construction. Nothing contained in this Agreement will be construed to constitute Greenwood as a joint venturer with Quest or to constitute a partnership. The descriptive headings of the paragraphs of this Agreement are for convenience only and are not to be used in the construction of the content of this Agreement. This Agreement may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one agreement.

         12.8. Venue. This Agreement and the documents issued hereunder are executed and delivered as an incident to a lending transaction negotiated and to be performed in New York, New York. The Restructure Documents are intended to constitute a contract made under the laws of the State of New York and to be construed in accordance with the internal laws of said state. Quest and Greenwood hereby waive all objections and irrevocably consent to the jurisdiction and venue of any state or federal court sitting in New York, New York.

         12.9. Attorney's Fees. The prevailing party in any proceeding instituted to resolve any dispute between any of the parties arising out of or relating to this Agreement shall be entitled, in addition to any award rendered, to all reasonable attorneys' fees, costs and expenses incurred in connection with any such proceeding.

         12.10. Severability. In case any one or more of the provisions contained in the Restructure Documents should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction; and the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.

         12.11. No Oral Modification. This Agreement may not be amended, altered, modified or changed verbally, but only by an agreement in writing signed by the party against whom enforcement of any amendment, waiver, change, modification or discharge is sought.

         12.12. Exclusive Benefit. All provisions of the Restructure Documents are for the sole and exclusive benefit of the Quest and Greenwood, and no other person will have standing to require satisfaction of the provisions thereof or be entitled to assume that advances thereunder will not be made by the Lender in the absence of strict compliance with the provisions of the Restructure Documents. Any and all provisions of the Restructure Documents may be waived by the Greenwood in whole or in part at any time if, in the sole discretion of the Greenwood, it is advisable to do so.

         12.13. Binding Effect. This Agreement will be binding on Quest and their successors and permitted assigns and will inure to the benefit of the Greenwood, and Greenwood's successors and assigns.

         12.14. Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one agreement. The parties to this Agreement may rely upon original, fax, digital or scanned signatures in the execution of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                  --------------------------------------------

         IN WITNESS WHEREOF, Quest and Greenwood have duly executed this Agreement effective the date first above written.


                                       QUEST MINERALS & MINING CORP.,
                                       a Utah corporation

                                       By: /s/ EUGENE CHIARAMONTE, JR.
                                           -------------------------------------
                                           Name:  Eugene Chiaramonte, Jr.
                                           Title: Vice President


                                       GWENCO, INC., a Kentucky corporation

                                       By: /s/ EUGENE CHIARAMONTE, JR.
                                           -------------------------------------
                                           Name:  Eugene Chiaramonte, Jr.
                                           Title: Vice President


                                       QUEST ENERGY, LTD., a Kentucky
                                       corporation

                                       By: /s/ EUGENE CHIARAMONTE, JR.
                                           -------------------------------------
                                           Name:  Eugene Chiaramonte, Jr.
                                           Title: Vice President


                                       GREENWOOD PARTNERS, LP, a Pennsylvania
                                       limited partnership

                                       By: /s/ MATTHEW T. KELLY
                                           -------------------------------------
                                           Name:  Matthew T. Kelly
                                           Title: Chief Compliance Officer